Exhibit 32.1 Certification of the Principal Executive Officer of Metrospaces, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q/A of Metrospaces, Inc. (the “Company”) for the fiscal quarter ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Oscar Brito, Principal Executive Officer of Metrospaces, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: December 30, 2015
By: /s/ Carlos Daniel Silva
Principal executive officer; Director